Exhibit 10.85

EXECUTION VERSION
    Dated January 13, 2025
Omnibus Amendment and Consent Agreement
among
United States Department of Energy,
as DOE,
Li-Cycle U.S. Inc.,
as Borrower,
Li-Cycle North America Hub, Inc.,
as HubCo,
Li-Cycle Inc.,
as SpokeCo,
Li-Cycle Holdings Corp.,
as Sponsor,
Li-Cycle Americas Corp.,
as Parent,
and
Citibank, N.A., acting through its agency and trust division, as Collateral Agent
White & Case LLP
1221 Avenue of the Americas
New York, NY 10020-1095

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Table of Contents
Page
Exhibit A – Amended and Restated Nickel Sulphate Off-Take Agreement
Exhibit B – Glencore A&R Note 1 Pledge Agreement
Exhibit C – Glencore A&R Note 1 Security Agreement
Exhibit D – Joinder to the Glencore A&R Note 1 Guaranty
Exhibit E – Termination of the North America Scrap Offer Agreement
Exhibit F – Schedule 6.13 (Affiliate Transactions)

(i)

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OMNIBUS AMENDMENT AND CONSENT AGREEMENT (this “Agreement”), dated as of January 13, 2025, by and among the UNITED STATES DEPARTMENT OF ENERGY, an agency of the United States of America (“DOE”), LI-CYCLE U.S. INC., a corporation organized and existing under the laws of the State of Delaware (f/k/a Li-Cycle U.S. Holdings Inc., the “Borrower”), LI-CYCLE NORTH AMERICA HUB, INC., a corporation organized and existing under the laws of the State of Delaware (“HubCo”), LI-CYCLE INC., a corporation organized and existing under the laws of the State of Delaware (“SpokeCo” and together with the Borrower and HubCo, the “Borrower Entities”), LI-CYCLE HOLDINGS CORP., a corporation organized and existing under the laws of the Province of Ontario, Canada (the “Sponsor”), LI-CYCLE AMERICAS CORP., a corporation existing under the laws of the Province of Ontario, Canada (the “Parent” and together with the Sponsor, the “Sponsor Entities”) and CITIBANK, N.A., ACTING THROUGH ITS AGENCY AND TRUST DIVISION, as Collateral Agent.
PRELIMINARY STATEMENTS
(A)The Borrower Entities have entered into the Loan Arrangement and Reimbursement Agreement dated as of November 7, 2024, by and among each Borrower Entity and DOE (as amended, amended and restated, modified and/or supplemented from time to time, the “LARA”) and the Sponsor Entities have entered into the Sponsor Support and Subordination Agreement dated as of November 7, 2024, by and among each Sponsor Entity, DOE and the Collateral Agent (as amended, amended and restated, modified and/or supplemented from time to time, the “Sponsor Support Agreement”).
(B)The Sponsor has entered into (i) the Note Purchase Agreement, dated as of May 5, 2022, between the Sponsor and Glencore (the “2022 Sponsor Note Purchase Agreement”) and (ii) the Amended and Restated Note Purchase Agreement, dated as of March 25, 2024 (the “2024 Sponsor Note Purchase Agreement”), by and among the Sponsor, Glencore and Glencore Canada Corporation, as purchaser (“Glencore Canada”) and as collateral agent.
(C)In connection with the 2024 Sponsor Note Purchase Agreement, the Sponsor (i) agreed and acknowledged the irrevocable transfer and assignment, from Glencore to Glencore Canada (an Affiliate of Glencore), of all of Glencore’s rights and obligations under the 2022 Note Purchase Agreement, convertible notes issued thereunder and any other documents or instruments delivered pursuant thereto, (ii) sold to Glencore Canada a $75,000,000 Senior Secured Convertible Note, dated March 25, 2024, due on March 25, 2029 (together with any additional note issued thereunder, the “Glencore 2024 Notes”) and (iii) issued and delivered to Glencore Canada (x) a $116,551,270.40 Amended and Restated Convertible Note, dated March 25, 2024 (the “Glencore A&R Note 1”), initially due on May 31, 2027, amending, restating, consolidating and superseding a convertible note issued pursuant to the 2022 Sponsor Note Purchase Agreement and certain PIK notes issued thereunder, and (y) a $114,615,632 Amended and Restated Convertible Note, dated March 25, 2024 (the “Glencore A&R Note 2”), initially due on May 31, 2027, amending, restating, consolidating and superseding a convertible note issued pursuant to the 2022 Sponsor Note Purchase Agreement and certain PIK notes issued thereunder from time to time, each of which is deemed issued pursuant to the 2022 Sponsor Note Purchase Agreement, (the Glencore A&R Note 1 and the Glencore A&R Note 2, collectively, the “Glencore A&R Notes”, and together with the Glencore 2024 Notes, the “Glencore Notes”)).
(D)Pursuant to (i) Section 6 of the Glencore A&R Note 1, no later than December 9, 2024 (which, with respect to the obligations of the Borrower Entities and certain obligations of the Parent, has been extended to no later than January 15, 2025 by Glencore Canada), the Sponsor is required to cause the Borrower Entities and its certain other Subsidiaries to guarantee the obligations of the Sponsor under the Glencore A&R Note 1 and enter into collateral documentation to secure the obligations under such guaranty and (ii) Section 6 of the Glencore A&R Note 2, no later than the Modification Date (as defined in Glencore A&R Note 2), which will occur on or prior to June 1, 2026, the Sponsor is required to cause the Borrower Entities and its certain other Subsidiaries to guarantee the obligations of the Sponsor under the Glencore A&R Note 2 and enter into collateral

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documentation to secure the obligations under such guaranty (such required entry into guaranty and other collateral documentation, the “Proposed Glencore Transaction”).
(E)Pursuant to Section 9.01(b), (f) and (g), Section 9.07(a) and (g) and Section 9.17(a) and (c) of the LARA, no Borrower Entity may enter into the Proposed Glencore Transaction without DOE’s consent and, pursuant to Section 4.03 of the Equity Pledge Agreement, Parent shall not enter into the Proposed Glencore Transaction without DOE’s and the Collateral Agent’s consent.
(F)It is a condition precedent to the availability of the financing under the LARA that the Sponsor Entities, the Borrower Entities, the Collateral Agent and Glencore Canada enter into the Glencore Subordination Agreement, pursuant to which the Sponsor Entities’ and Borrower Entities’ obligations under the Glencore Notes shall be subordinated to the Note Obligations under the Financing Documents.
(G)Accordingly, the Sponsor and the Borrower have requested DOE’s consent to the Proposed Glencore Transaction and to make clean-up changes to the LARA to clarify parties’ intent to allow the Proposed Glencore Transaction (it being understood and agreed that the availability of the financing under the LARA is conditioned, among other things, upon the execution and delivery and effectiveness of the Glencore Subordination Agreement in form and substance satisfactory to DOE).
(H)Additionally, the Borrower has requested DOE’s consent to (i) amend and restate the Nickel Sulphate Off-Take Agreement dated April 20, 2022 (the “Nickel Sulphate Off-Take Agreement”) by and among Traxys North America LLC, LG Energy Solution, Ltd. (“LGES”), the Borrower and HubCo and (ii) terminate the North America Scrap Offer Agreement dated April 20, 2022 (the “North America Scrap Offer Agreement”) between Borrower and LGES (the “LGES Amendment and Termination Documents”).
(I)DOE has considered the Sponsor’s and the Borrower’s requests set forth above and is willing to consent to (i) the Proposed Glencore Transaction, subject to the understanding that, among other things, the execution, delivery and effectiveness of the Glencore Subordination Agreement in form and substance satisfactory to DOE is and shall continue to be a condition precedent to DOE’s approval of each Advance Request and the making of any Advance (ii) the amendment of the LARA and the Sponsor Support Agreement to reflect the parties’ intent to allow the Proposed Glencore Transaction and (iii) the execution and delivery by the Borrower Entities of the LGES Amendment and Termination Documents, in each case, subject to the terms and conditions set forth herein.
(J)The parties hereto desire to enter into this Agreement to document such consents and to amend the LARA and the Sponsor Support Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and other good and valid consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereby agree to the following:
Section 1.Defined Terms.
(a)The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:
(i)“2022 Sponsor Note Purchase Agreement” has the meaning given to it in the Preliminary Statements.
(ii)“2024 Sponsor Note Purchase Agreement” has the meaning given to it in the Preliminary Statements.
(iii)“Agreement” has the meaning given to it in the preamble.

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(iv)“Amended and Restated Nickel Sulphate Off-Take Agreement” means the Nickel Sulphate Off-Take Agreement amended and restated in the form attached hereto as Exhibit A with such changes as DOE may approve in writing.
(v)“Borrower” has the meaning given to it in the preamble.
(vi)“Borrower Entities” has the meaning given to it in the preamble.
(vii)“Consent Effective Date” has the meaning given to it in Section 6.
(viii)“DOE” has the meaning given to it in the preamble.
(ix)“HubCo” has the meaning given to it in the preamble.
(x)“Glencore 2024 Notes” has the meaning given to it in the Preliminary Statements.
(xi)“Glencore A&R Note 1” has the meaning given to it in the Preliminary Statements.
(xii)“Glencore A&R Note 1 Guaranty” means the Note Guaranty, dated as of December 9, 2024, by and among the note guarantors party thereto and Glencore Agent, as supplemented or otherwise modified on the Consent Effective Date by the Joinder to the Glencore A&R Note 1 Guaranty.
(xiii)“Glencore A&R Note 1 Pledge Agreement” means the U.S. Stock Pledge Agreement, dated as of the Consent Effective Date, by and between Parent and Glencore Agent, in the form attached hereto as Exhibit B.
(xiv)“Glencore A&R Note 1 Security Agreement” means the U.S. Pledge and Security Agreement, dated as of Consent Effective Date, by and between each Borrower Entity and each other U.S. Subsidiary of the Sponsor party thereto from time to time and Glencore Agent, in the form attached hereto as Exhibit C.
(xv)“Glencore A&R Note 1 Security Documents” means the Glencore A&R Note 1 Guaranty, the Glencore A&R Note 1 Pledge Agreement, the Glencore A&R Note 1 Security Agreement and the Glencore-Sponsor Pari Passu Intercreditor Agreement.
(xvi)“Glencore A&R Note 2” has the meaning given to it in the Preliminary Statements.
(xvii)“Glencore A&R Note 2 Guaranty” means the Note Guaranty, dated as of the Consent Effective Date, by and among each Borrower Entity as a note guarantor and other note guarantors party thereto and Glencore Agent, pursuant to which the note guarantors guarantee the obligations of the Sponsor under the Glencore A&R Note 2 on substantially the same terms as Glencore A&R Note 1 Guaranty.
(xviii)“Glencore A&R Note 2 Pledge Agreement” means the U.S. Stock Pledge Agreement, dated Consent Effective Date, by and between Parent and Glencore Agent, pursuant to which the Parent will provide liens on the equity interest of the Borrower to secure the obligations of the Parent under the Glencore A&R Note 2 Guaranty on substantially the same terms as the Glencore A&R Note 1 Pledge Agreement.
(xix)“Glencore A&R Note 2 Security Agreement” means the U.S. Pledge and Security Agreement, dated as of the Consent Effective Date, by and between each Borrower Entity and each other U.S. Subsidiary of the Sponsor party thereto from time to time and Glencore Canada, pursuant to which the grantors will provide liens to secure their respective obligations under the Glencore A&R Note 2 Guaranty on substantially the same terms as the Glencore A&R Note 1 Security Agreement.

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(xx)“Glencore A&R Note 2 Security Documents” means the Glencore A&R Note 2 Guaranty, the Glencore A&R Note 2 Pledge Agreement, the Glencore A&R Note 2 Security Agreement and the Joinder to the Glencore-Sponsor Pari Passu Intercreditor Agreement.
(xxi)“Glencore A&R Notes” has the meaning given to it in the Preliminary Statements.
(xxii)“Glencore Agent” means Glencore Canada Corporation, in its capacity as collateral agent or holder, as the case may be, under the applicable Glencore Note Documents.
(xxiii)“Glencore Canada” has the meaning given to it in the Preliminary Statements.
(xxiv)“Glencore Notes” has the meaning given to it in the Preliminary Statements.
(xxv)“Glencore-Sponsor Pari Passu Intercreditor Agreement” means the Pari Passu Intercreditor Agreement, dated as of December 9, 2024, by and among the Glencore Agent in its capacity as a collateral agent in respect of the Glencore 2024 Notes and Glencore Canada as the holder of the Glencore A&R Note 1, and agreed and acknowledged to by the Sponsor and the grantors party thereto, as supplemented or otherwise modified by the Joinder to the Glencore A&R Note 1 Guaranty and to be supplemented or otherwise modified by the Joinder to the Glencore-Sponsor Pari Passu Intercreditor Agreement.
(xxvi)“Joinder to the Glencore A&R Note 1 Guaranty” means the Subsidiary Joinder Agreement, dated as of the Consent Effective Date, by each Borrower Entity, pursuant to which each Borrower Entity becomes a party to the Glencore A&R Note 1 Guaranty as a note guarantor, in the form attached hereto as Exhibit D.
(xxvii)“Joinder to the Glencore-Sponsor Pari Passu Intercreditor Agreement” means the Joinder to the Glencore Sponsor Pari Passu Intercreditor Agreement, to be dated on the Consent Effective Date by Glencore Agent, substantially in the form of Annex I to the Glencore Sponsor Pari Passu Intercreditor Agreement, pursuant to which the Glencore A&R Note 2 becomes subject to and bound by the terms of the Glencore Sponsor Pari Passu Intercreditor Agreement.
(xxviii)“LARA” has the meaning given to it in the Preliminary Statements.
(xxix)“LGES” has the meaning given to it in the Preliminary Statements.
(xxx)“LGES Amendment and Termination Documents” has the meaning given to it in the Preliminary Statements.
(xxxi)“LGES Amendment and Termination Effective Date” means the date of execution of the LGES Amendment and Termination Documents in the forms attached hereto or as approved by DOE.
(xxxii)“New Glencore Documents” has the meaning given to it in Section 2(a).
(xxxiii)“Nickel Sulphate Off-Take Agreement” has the meaning given to it in the Preliminary Statements.
(xxxiv)“North America Scrap Offer Agreement” has the meaning given to it in the Preliminary Statements.
(xxxv)“Parent” has the meaning given to it in the preamble.
(xxxvi)“Proposed Glencore Transaction” has the meaning given to it in the Preliminary Statements.
(xxxvii)“SpokeCo” has the meaning given to it in the preamble.
(xxxviii)“Sponsor” has the meaning given to it in the preamble.
(xxxix)“Sponsor Entities” has the meaning given to it in the preamble.

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(xl)“Termination of the North America Scrap Offer Agreement” means the Termination Agreement with respect to the North America Scrap Offer Agreement, in the form attached hereto as Exhibit E with such changes as DOE may approve in writing.
(b)Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings provided in the LARA.
(c)The rules of interpretation set forth in Section 1.02 of the LARA shall apply to this Agreement, mutatis mutandis.
Section 2.Consents.
(a)Effective as of the Consent Effective Date and subject to the satisfaction of the conditions precedent contemplated in Section 6 hereof, each of DOE and the Collateral Agent hereby consents to the execution and delivery by each Borrower Entity and the Parent, as applicable, of the following documents (collectively, the “New Glencore Documents”):
(i)the Joinder to the Glencore A&R Note 1 Guaranty;
(ii)the Glencore A&R Note 1 Security Agreement;
(iii)the Glencore A&R Note 1 Pledge Agreement;
(iv)the Glencore A&R Note 2 Guaranty;
(v)the Glencore A&R Note 2 Security Agreement;
(vi)the Glencore A&R Note 2 Pledge Agreement; and
(vii)the Joinder to the Glencore-Sponsor Pari Passu Intercreditor Agreement;
(viii)provided that (i) from and after the effectiveness of the Glencore Subordination Agreement, all rights obligations, agreements and remedies of the parties thereto under or related to such New Glencore Documents shall be subject to the terms set forth in the Glencore Subordination Agreement and (ii) any Indebtedness, Liens or Investments incurred, granted, created, made or assumed by any Borrower Entity or the Parent under any of the New Glencore Documents will be permitted (and as applicable constitute Permitted Indebtedness or Permitted Liens) under the Financing Documents only to the extent such Indebtedness, Liens or Investments would be permitted by (and constitute Permitted Indebtedness or Permitted Liens, as applicable, under) the Financing Document, after giving effect to the amendments contemplated hereby, but without giving effect to the consent contemplated in this paragraph.
(b)At the request of the Borrower, subject to terms and conditions herein, effective as of the Consent Effective Date, subject to the satisfaction of the conditions precedent contemplated in Section 6, DOE hereby consents to the execution and delivery by each applicable Borrower Entity of the following documents:
(i)the Amended and Restated Nickel Sulphate Off-Take Agreement; and
(ii)Termination of the North America Scrap Offer Agreement.
Section 3.Amendments to the LARA. Effective as of the Consent Effective Date, the LARA is amended as follows:
(a)Section 9.01(f) is amended by deleting it in its entirety and inserting the following new Section 9.01(f) in lieu thereof:
“(f)     Assignment. Other than the assignment of the Project Documents and Governmental Approvals to (i) the Collateral Agent as security for the benefit of the Secured Parties and (ii) solely for so long as the Indebtedness incurred under the

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applicable Glencore Note Documents constitutes Permitted Indebtedness, to the Glencore Agent as security (and upon entering into the Glencore Subordination Agreement, subordinated to the Liens of the Collateral Agent) for the benefit of the respective holders of such Indebtedness under such Glencore Note Documents (as in effect on March 25, 2024, and in the case of the Glencore Additional Note Documents, as in effect on the First Amendment Effective Date), the Borrower Entities shall not assign or otherwise transfer its rights under any of the Transaction Documents or Required Approvals to any Person.”
(b)Section 9.17(a)(viii) is amended by deleting it in its entirety and inserting the following new Section 9.17(a)(viii) in lieu thereof:
“(viii)     (A) prior to the First Advance Date, Indebtedness incurred under the Glencore Note Documents (as in effect on March 25, 2024, and in the case of the Glencore Additional Note Documents, as in effect on the First Amendment Effective Date); and (B) on and after the First Advance Date, Indebtedness incurred under the Glencore Note Documents (as in effect on March 25, 2024, and in the case of the Glencore Additional Documents as in effect on the First Amendment Effective Date) but only to the extent such Indebtedness and the Liens securing such Indebtedness are effectively subordinated to the Note Obligations and the Liens of the Secured Parties, pursuant to the Glencore Subordination Agreement; provided that (y) the principal amount secured thereby does not exceed the original principal amount thereunder (as of March 25, 2024) plus any interest paid in kind in accordance with the Glencore Note Documents (as in effect on March 25, 2024) and (z) the holders of the Indebtedness under the Glencore Note Documents have not breached any of their obligations or agreements under the Glencore Subordination Agreement or repudiated or disavowed or taken any action to challenge the validity or enforceability of such obligations or agreements;”.
(c)Section 9.17(c)(ix) is amended by deleting it in its entirety and inserting the following new Section 9.17(c)(ix) in lieu thereof:
“(ix)     Guarantee of Indebtedness incurred under the Glencore Note Documents (as in effect on March 25, 2024 and, in the case of the Glencore Additional Note Documents, as in effect on the First Amendment Effective Date) pursuant to the Note Guaranty (as such term is defined in the Glencore 2024 Notes (as in effect on March 25, 2024)), the Glencore A&R Note 1 Guaranty or the Glencore A&R Note 2 Guaranty, to the extent such guaranteed Indebtedness constitutes Permitted Indebtedness.”
(d)Schedule 6.13 is amended by deleting it in its entirety and replacing it with a new Schedule 6.13 attached as Exhibit F hereto.
Section 4.Amendments to Annex 1 to the LARA. Effective as of the Consent Effective Date, Annex 1 to the LARA is amended as follows:
(a)the following definitions shall be inserted in the appropriate alphabetical order:
(i)“2022 Sponsor Note Purchase Agreement” means the Note Purchase Agreement, dated as of May 5, 2022, between the Sponsor and Glencore.
(ii)“First Amendment Effective Date” means the ‘Consent Effective Date’ as defined in the First Omnibus Amendment and Consent Agreement, dated as of January 13, 2025, among DOE, the Borrower Entities, the Sponsor, the Parent and the Collateral Agent.

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(iii)“Glencore 2024 Notes” means the $75,000,000 Senior Secured Convertible Note, dated March 25, 2024, due on March 25, 2029, issued and sold by the Sponsor to Glencore Canada pursuant to the 2024 Sponsor Note Purchase Agreement, together with any additional note issued thereunder that, on or after the First Advance Date, is subject to subordination pursuant to the Glencore Subordination Agreement.
(iv)“Glencore A&R Note 1” means the Amended and Restated Convertible Note, dated March 25, 2024, having an original principal amount of $116,551,270.40 issued by the Sponsor to Glencore Canada, initially due on May 31, 2027, amending, restating, consolidating and superseding a convertible note issued pursuant to the 2022 Sponsor Note Purchase Agreement (and certain PIK notes issued thereunder) and amended and restated pursuant to the 2024 Sponsor Note Purchase Agreement, that, on or after the First Advance Date, are subject to subordination pursuant to the Glencore Subordination Agreement.
(v)“Glencore A&R Note 1 Documents” means the Glencore A&R Note 1 and the Glencore A&R Note 1 Security Documents.
(vi)“Glencore A&R Note 1 Guaranty” means the Note Guaranty, dated as of December 9, 2024, by and among the note guarantors party thereto and Glencore Agent, as supplemented or otherwise modified on the First Amendment Effective Date by the Joinder to the Glencore A&R Note 1 Guaranty, pursuant to which the note guarantors guarantee the obligations of the Sponsor under the Glencore A&R Note 1.
(vii)“Glencore A&R Note 1 Obligations” has the meaning given to the term “Obligations” under the Glencore A&R Note 1 as in effect on March 25, 2024.
(viii)“Glencore A&R Note 1 Pledge Agreement” means the U.S. Stock Pledge Agreement, dated as of the First Amendment Effective Date, by and between Parent and Glencore Agent, pursuant to which the Parent grants a security interest on the equity interest of the Borrower to secure the obligations of the Parent under the Glencore A&R Note 1 Guaranty.
(ix)“Glencore A&R Note 1 Security Agreement” means the U.S. Pledge and Security Agreement, dated as of the First Amendment Effective Date, by and between each Borrower Entity and each other U.S. Subsidiary of the Sponsor party thereto from time to time and Glencore Canada, pursuant to which the grantors grant a security interest on their properties to secure their respective obligations under the Glencore A&R Note 1 Guaranty.
(x)“Glencore A&R Note 1 Security Documents” means the Glencore A&R Note 1 Guaranty, the Glencore A&R Note 1 Pledge Agreement, the Glencore A&R Note 1 Security Agreement and the Glencore-Sponsor Pari Passu Intercreditor Agreement.
(xi)“Glencore A&R Note 2” means a Amended and Restated Convertible Note, dated March 25, 2024, having an original principal amount of $114,615,632, issued by the Sponsor to Glencore Canada, initially due on May 31, 2027, amending, restating, consolidating and superseding a convertible note issued pursuant to the 2022 Sponsor Note Purchase Agreement (and certain PIK notes issued thereunder from time to time) and amended and restated pursuant to the 2024 Sponsor Note Purchase Agreement, that,

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on or after the First Advance Date, are subject to subordination pursuant to the Glencore Subordination Agreement.
(xii)“Glencore A&R Note 2 Documents” means the Glencore A&R Note 2 and the Glencore A&R Note 2 Security Documents.
(xiii)“Glencore A&R Note 2 Guaranty” means the Note Guaranty, dated as of the First Amendment Effective Date, by and among each Borrower Entity as a note guarantor and other note guarantors party thereto and Glencore Agent, pursuant to which the note guarantors guarantee the obligations of the Sponsor under the Glencore A&R Note 2.
(xiv)“Glencore A&R Note 2 Obligations” has the meaning given to the term “Obligations” under the Glencore A&R Note 2 as in effect on March 25, 2024.
(xv)“Glencore A&R Note 2 Pledge Agreement” means the U.S. Stock Pledge Agreement, dated as of the First Amendment Effective Date, by and between Parent and Glencore Agent, pursuant to which the Parent grants a security interest on the equity interest of the Borrower to secure the obligations of the Parent under the Glencore A&R Note 2 Guaranty.
(xvi)“Glencore A&R Note 2 Security Agreement” means the U.S. Pledge and Security Agreement, dated as of the First Amendment Effective Date, by and between each Borrower Entity and each other U.S. Subsidiary of the Sponsor party thereto from time to time and Glencore Canada, pursuant to which the grantors grant a security interest on their properties to secure their respective obligations under the Glencore A&R Note 2 Guaranty.
(xvii)“Glencore A&R Note 2 Security Documents” means the Glencore A&R Note 2 Guaranty, the Glencore A&R Note 2 Pledge Agreement, the Glencore A&R Note 2 Security Agreement and the Joinder to the Glencore-Sponsor Pari Passu Intercreditor Agreement.
(xviii)“Glencore A&R Note Documents” means the Glencore A&R Note 1 Documents and the Glencore A&R Note 2 Documents.
(xix)“Glencore A&R Notes” means the Glencore A&R Note 1 and the Glencore A&R Note 2.
(xx)“Glencore Additional Note Documents” means the Glencore A&R Note 1 Guaranty, Joinder to the Glencore A&R Note 1 Guaranty, the Glencore A&R Note 1 Security Agreement, the Glencore A&R Note 1 Pledge Agreement, the Glencore A&R Note 2 Guaranty, the Glencore A&R Note 2 Security Agreement, the Glencore A&R Note 2 Pledge Agreement and the Joinder to the Glencore-Sponsor Pari Passu Intercreditor Agreement.
(xxi)“Glencore Canada” means Glencore Canada Corporation.
(xxii)“Glencore Notes” means the Glencore 2024 Notes and the Glencore A&R Notes.
(xxiii)“Glencore Notes Obligations” means the SNPA Obligations, Glencore A&R Note 1 Obligations and Glencore A&R Note 2 Obligations, collectively and respectively, as the context may require.

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(xxiv)“Glencore-Sponsor Pari Passu Intercreditor Agreement” means the Pari Passu Intercreditor Agreement, dated as of December 9, 2024, by and among the Glencore Agent in its capacity as a collateral agent in respect of the Glencore 2024 Notes and Glencore Canada as the holder of the Glencore A&R Note 1, and agreed and acknowledged to by the Sponsor and the grantors party thereto, as supplemented or otherwise modified by the Joinder to the Glencore A&R Note 1 Guaranty and to be supplemented or otherwise modified by the Joinder to the Glencore-Sponsor Pari Passu Intercreditor Agreement.
(xxv)“Joinder to the Glencore A&R Note 1 Guaranty” means the Subsidiary Joinder Agreement, dated as of the First Amendment Effective Date, by each Borrower Entity, pursuant to which each Borrower Entity becomes a party to the Glencore A&R Note 1 Guaranty as a note guarantor.
(xxvi)“Joinder to the Glencore-Sponsor Pari Passu Intercreditor Agreement” means the Joinder to the Glencore Sponsor Pari Passu Intercreditor Agreement, dated on the First Amendment Effective Date by Glencore Agent, substantially in the form of Annex I to the Glencore Sponsor Pari Passu Intercreditor Agreement, pursuant to which the Glencore A&R Note 2 becomes subject to and bound by the terms of the Glencore Sponsor Pari Passu Intercreditor Agreement.
(b)the definition of “Sponsor Note Purchase Agreement” shall be amended by deleting it in its entirety and inserting the following definition in lieu thereof:
““2024 Sponsor Note Purchase Agreement” means the Amended and Restated Note Purchase Agreement, dated as of March 25, 2024, by and among the Sponsor, Glencore, Glencore Canada and the Glencore Agent.”
(c)The definition of “Glencore Agent” shall be amended by deleting it in its entirety and inserting the following definition in lieu thereof:
““Glencore Agent” means Glencore Canada Corporation, in its capacity as collateral agent or holder, as the case may be, under the applicable Glencore Note Documents.”
(d)the definition of “Glencore Note Documents” shall be amended by deleting it in its entirety and inserting the following definition in lieu thereof:
““Glencore Note Documents” means:
(a)prior to the execution and delivery of the Glencore Subordination Agreement:
(i)(x) “Finance Document” as such term is defined in the Glencore 2024 Note as in effect on March 25, 2024; (y) the Glencore A&R Note 1 Documents; and (z) the Glencore A&R Note 2 Documents;
(ii)each other agreement, document, or instrument providing for, evidencing, guaranteeing or securing any Glencore Notes Obligations existing (with respect to the SNPA Obligations, as of the Effective Date and with respect to all other Glencore Notes Obligations, as of the First Amendment Effective Date); and
(iii)any other document or instrument executed or delivered at any time in connection with the Glencore Notes Obligations under the 2022 Sponsor Note Purchase Agreement, 2024 Sponsor Note Purchase Agreement, the Glencore 2024 Notes, the Glencore A&R Note 1 or the Glencore A&R Note 2, including any guarantee of or grant of collateral to secure such Glencore Notes Obligations, and any intercreditor or joinder agreement to which Glencore Agent as purchaser, holder and/or collateral agent, and each other holder from time to time of any such Glencore Notes Obligations, and their

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respective successors and assigns under the “Collateral Documents” (as such term is defined in the 2024 Sponsor Note Purchase Agreement as in effect on March 25, 2024), the Glencore Additional Note Documents ((x) in the case of such “Collateral Document”, as in effect on March 25, 2024 and (y) in the case of the Glencore Additional Note Documents, as in effect on the First Amendment Effective Date), is a party, to the extent effective at the relevant time; and
(b)from and after the execution and delivery of the Glencore Subordination Agreement, the term “Sponsor Facility Financing Documents” as defined in the Glencore Subordination Agreement; provided that, notwithstanding anything herein to the contrary, the phrase “the date hereof” or similar language used in Section 9.01(g), 9.07(g) and in paragraph (n) of the definition of Permitted Liens in Annex 1, shall, solely with respect to the Glencore Additional Note Documents, mean the First Amendment Effective Date.”
(e)the definition of “Glencore Subordination Agreement” shall be amended by deleting it in its entirety and inserting the following definition in lieu thereof:
““Glencore Subordination Agreement” means the intercreditor and subordination agreement, to be entered on or prior to the First Advance Date, among the Borrower Entities, the Sponsor, the Parent, the Collateral Agent and the Glencore Agent (for itself, its respective secured parties and as subordinated collateral agent) and each other Person party thereto from time to time.”
(f)the definition of “Permitted Liens” shall be amended by deleting the last proviso in its entirety and inserting the following in lieu thereof:
“provided, that, notwithstanding the foregoing, Permitted Liens shall not include any Lien on any Equity Interests of any Borrower Entity (other than any Lien in favor of the Secured Parties and any other Lien expressly permitted under clause (b), (m) or (n) above).”
(g)the definition of “SNPA Obligations” shall be amended by deleting its entirety and inserting the following in lieu thereof:
“SNPA Obligations” has the meaning given to the term “Obligations” under each Glencore 2024 Note as in effect on March 25, 2024.
Section 5.Amendments to the Sponsor Support Agreement.
(a)Effective as of the Consent Effective Date, the Sponsor Support Agreement is hereby amended as follows:
(i)The definition of the term “Subordinated Debt” in Section 1.01 shall be amended by deleting it in its entirety and inserting the following definition in lieu thereof:
““Subordinated Debt” means all indebtedness and obligations of any Borrower Entity to any Sponsor Entity or any of their respective Affiliates, whether in respect of all Permitted Subordinated Loans or otherwise; provided that (x) until the execution and delivery of the Glencore Subordination Agreement, Subordinated Debt shall not include the Glencore Notes Obligations and (y) from and after the execution and delivery of the Glencore Subordination Agreement, Subordinated Debt shall include the obligations of the Borrower Entities in respect of the Glencore Note Documents to the extent of the subordination contemplated by the Glencore Subordination Agreement.”

(ii)Section 3.03(a) shall be amended by deleting it in its entirety and inserting the following new Section 3.03(a) in lieu thereof:

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“Section 3.03 Capitalization. (a) All of the Equity Interests of the Borrower Entities have been duly authorized, validly issued, are fully paid and non-assessable, and are directly owned by the Parent or the Borrower, as applicable, free and clear of all Liens other than Liens created under the Equity Pledge Agreement or the Security Agreement or the Permitted Liens listed under clauses (b), (m) and (n) of the definition of Permitted Liens. No options or rights for conversion into or acquisition, purchase or transfer of Equity Interests of the Borrower or any agreements or arrangements for the issuance by the Borrower of additional Equity Interests are outstanding.”
(b)Effective as of the LGES Amendment and Termination Effective Date, the Sponsor Support Agreement is hereby amended as follows:
(i)The definition of the term “LGES Agreement” in Section 1.01 shall be amended by deleting in its entirety and inserting the following definition in lieu thereof:
““LGES Agreement” means the Nickel Sulphate Off-Take Agreement dated April 20, 2022, as amended by the Assignment, Assumption & Joinder Agreement – Traxys Refined Products Agreements, dated July 1, 2023 and as amended and restated effective as of December 31, 2024, among Traxys, LGES, Borrower (as assignee of Parent) and HubCo.”

(ii)Section 2.02(a)(iv) shall be amended by deleting it in its entirety and inserting the following new Section 2.02(a)(iv) in lieu thereof:
“(iv) LG Agreements Delivery Shortfall. If (A) LGES exercises its rights pursuant to Section 6.2(C) of the LGES Agreement or (B) LGC exercises its rights pursuant to Section 6.2(b)(C) of the LGC Agreement to demand that Borrower pay the cost and expense of procuring from (x) third party vendors or (y) Borrower’s “Approved Vendors” (as defined therein) an amount of “Nickel Sulphate” (as defined therein) sufficient to satisfy a “Delivery Shortfall” (as defined therein), and the Borrower fails to make such payments when due after giving effect to any grace period thereunder, then the Sponsor shall, or shall cause the Parent to, make an Equity Contribution in the amount necessary to pay in full such cost and expense of “Delivery Shortfall” (as defined therein), and deposit such amount in the Additional Sponsor Contributions Account no later than the fifth Business Day prior to the date on which payment of such cost will be due and payable.”

Section 6.Conditions Precedent. Except as otherwise expressly set forth herein, the effectiveness of this Agreement is subject to the prior satisfaction, or waiver by DOE, of each of the following conditions precedent (each in form and substance satisfactory to DOE), as notified by DOE to the other parties hereto (the date on which DOE has notified the other parties hereto that all of the following conditions have been satisfied or waived by DOE, the “Consent Effective Date”):
(a)DOE shall have received a fully executed copy of this Agreement and each of the New Glencore Documents in the form contemplated hereby;
(b)No Default, Event of Default or Material Adverse Effect shall have occurred and be continuing;
(c)All representations and warranties of each of the Borrower Entities and the Sponsor Entities hereunder shall be true and correct as of the date hereof and as of the Consent Effective Date;

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(d)DOE shall have received an Officer Certificate from each Borrower Entity and each Sponsor Entity dated as of the Consent Effective Date and in form and substance satisfactory to DOE (i) with respect to authorization of this Agreement, incumbencies, absence of Defaults and Events of Default, truth and correctness of representations and warranties set forth herein and its Organizational Documents, (ii) to the effect that all conditions precedent set forth in this Section 6 have been satisfied, and (iii) certifying that the copies of the New Glencore Documents delivered to DOE are true, correct and complete; and
(e)DOE shall have received opinions from Freshfields US LLP, as New York counsel, and McCarthy Tetrault LLP, as Canadian counsel, in each case, to the Borrower Entities and the Sponsor Entities, dated as of the Consent Effective Date, regarding the execution, delivery, authorization and enforceability of this Agreement and the LARA and Sponsor Support Agreement as amended hereby, and such other matters requested by DOE.
Section 7.Effect of Agreement.
(a)Except as expressly set forth herein, (i) the Financing Documents shall remain unchanged and in full force and effect and (ii) this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of DOE or the Collateral Agent or any other Person under the LARA or any other Transaction Document and shall not alter, modify, amend or in any way affect any of the terms, provisions, conditions, obligations, covenants or agreements contained in the LARA or any other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower Entities or any other Person to any forbearance or consent to, or a waiver, amendment, modification or other change of, any of the terms, provisions, conditions, obligations, covenants or agreements contained in the LARA or any other Financing Document in similar or different circumstances.
(b)This Agreement shall constitute a “Financing Document.”
Section 8.Reaffirmations; Covenants. Each Borrower Entity and each Sponsor Entity hereby (i) reaffirms the covenants and agreements contained in each of the Financing Documents to which it is a party, (ii) reaffirms that each of the security interests and other liens created and granted in or pursuant to the Financing Documents is valid and subsisting, and acknowledges and agrees that this Agreement shall in no manner impair or otherwise adversely affect such security interest or other liens, except as explicitly set forth herein, (iii) confirms that each Financing Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except as explicitly modified herein and (iv) acknowledges and consents to this Agreement and the terms and provisions hereof.
Section 9.Representations and Warranties. Each Borrower Entity and Sponsor Entity hereby represents to DOE and the Collateral Agent, as to itself, as of the date hereof and as of the Consent Effective Date, that:
(a)it is duly organized and validly existing under the laws of its place of organization and has all requisite power and authority to own and operate its properties and assets and to carry out its business as presently conducted;
(b)this Agreement has been duly authorized, executed and delivered, and no corporate or third-party authorization or consent, other than any authorization or consent that has been obtained, is necessary for the execution, delivery and performance hereof or the consummation of the transactions contemplated herein;
(c)each of the Transaction Documents to which it is a party remains in full force and effect in accordance with their terms and this Agreement and each other Transaction Document to which it is a party is its valid, binding and enforceable obligation in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

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(d)after giving effect to the terms hereof, no event has occurred and is continuing which constitutes, or with the passage of time, the giving of notice or both would constitute, an Event of Default; and
(e)there is no fact known to it that has not been disclosed to DOE in writing that could reasonably be expected to have a Material Adverse Effect, and the execution, delivery and performance of this Agreement, the LARA, the Sponsor Support Agreement or the Accounts Agreement will not result in a Material Adverse Effect.
Section 10.Further Assurances. Each of the parties hereto agrees, promptly upon reasonable request by any other party hereto, to cooperate in good faith and execute, acknowledge and deliver all further instruments and documents, and take all such further acts as such other party may reasonably request from time to time in order to carry out the purposes of this Agreement.
Section 11.Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower Entities or the Sponsor Entities shall in any event be effective unless the same shall be in writing and signed by DOE and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
Section 12.Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 13.Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of this Agreement by facsimile or other electronic transmission (including pdf formant) shall be as effective as delivery of an original and shall constitute a representation that an executed original shall be delivered.
Section 14.Entire Agreement. This Agreement, together with the other Financing Documents integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect of the subject matter hereof.
Section 15.Governing Law; Waiver of Jury Trial. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE FEDERAL LAW OF THE UNITED STATES. TO THE EXTENT THAT FEDERAL LAW DOES NOT SPECIFY THE APPROPRIATE RULE OF DECISION FOR A PARTICULAR MATTER AT ISSUE, IT IS THE INTENTION AND AGREEMENT OF THE PARTIES TO THIS AGREEMENT THAT THE LAWS OF THE STATE OF NEW YORK (WITHOUT EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) SHALL BE ADOPTED AS THE GOVERNING FEDERAL RULE OF DECISION.
EACH OF THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY DISPUTE BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY BORROWER ENTITY OR ANY SPONSOR ENTITY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS.
Section 16.Consent to Jurisdiction. By execution and delivery of this Agreement, each Borrower Entity and Sponsor Entity irrevocably and unconditionally:
(a)submits for itself and its property in any legal action or proceeding against it arising out of or in connection with this Agreement or any other Financing Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of (i) the courts of the United States for the District of Columbia; (ii) the courts of the United States in and for the

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Southern District of New York; (iii) any other federal court of competent jurisdiction in any other jurisdiction where it or any of its property may be found; and (iv) appellate courts from any of the foregoing;
(b)consents that any such action or proceeding may be brought in or removed to such courts, and waives any objection, or right to stay or dismiss any action or proceeding, that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)agrees that nothing herein shall (i) affect the right of any Secured Party to effect service of process in any other manner permitted by law, or (ii) limit the right of any Secured Party to commence proceedings against or otherwise sue the Borrower Entities, the Sponsor Entities or any other Person in any other court of competent jurisdiction nor shall the commencement of proceedings in any one or more jurisdictions preclude the commencement of proceedings in any other jurisdiction (whether concurrently or not) if, and to the extent, permitted by the Applicable Laws; and
(d)agrees that judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the U.S. by suit on the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of the Borrower Entity’s and the Sponsor Entity’s obligation.
Section 17.Concerning the Collateral Agent. By its signature below, DOE hereby authorizes and directs the Collateral Agent to execute and deliver this Agreement. In the performance of its obligations hereunder, the Collateral Agent shall be entitled to all of the rights, privileges, powers, benefits, protections, indemnities and immunities afforded to the Collateral Agent under the Accounts Agreement, as if the same were fully and specifically set forth herein, mutatis mutandis.
[Remainder of Page is Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

LI-CYCLE U.S. INC., as Borrower By: /s/ Ajay Kochhar Name: Title:
LI-CYCLE NORTH AMERICA HUB, INC., as HubCo By: /s/ Ajay Kochhar Name: Title:
LI-CYCLE INC., as SpokeCo By: /s/ Ajay Kochhar Name: Title:
LI-CYCLE HOLDINGS CORP., as Sponsor By: /s/ Ajay Kochhar Name: Title:

Signature Page – Omnibus Amendment and Consent (Li-Cycle)

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LI-CYCLE AMERICAS CORP., as Parent By: /s/ Ajay Kochhar Name: Title:

Signature Page – Omnibus Amendment and Consent (Li-Cycle)

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UNITED STATES DEPARTMENT OF ENERGY, By: /s/ Hernan Cortes Name: Hernan T. Cortes Title: Director Loan Origination Division Loan Programs Office

Signature Page – Omnibus Amendment and Consent (Li-Cycle)

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Acknowledged and Agreed: CITIBANK, N.A., acting through its Agency and Trust Division, as Collateral Agent By: Name: Title:
Signature Page – Omnibus Amendment and Consent (Li-Cycle)

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Exhibit A
to the Omnibus Amendment,
Consent and Waiver Agreement
Amended and Restated Nickel Sulphate Off-Take Agreement
[to be attached]

A-1

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Exhibit B
to the Omnibus Amendment,
Consent and Waiver Agreement
Glencore A&R Note 1 Pledge Agreement
[to be attached]

B-1

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Exhibit C
to the Omnibus Amendment,
Consent and Waiver Agreement
Glencore A&R Note 1 Security Agreement
[to be attached]

C-1

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Exhibit D
to the Omnibus Amendment,
Consent and Waiver Agreement
Joinder to the Glencore A&R Note 1 Guaranty
[to be attached]

D-1

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Exhibit E
to the Omnibus Amendment,
Consent and Waiver Agreement
Termination of the North America Scrap Offer Agreement
[to be attached]

E-1

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Exhibit F
to the Omnibus Amendment,
Consent and Waiver Agreement
Schedule     6.13
Affiliate Transactions
(d) (i) any fee or commission to any broker, finder or intermediary for or on account of arranging the financing of the transactions contemplated by the Transaction Documents, or (ii) any contingency fee (computed as a percentage of any amount of the Loan) to any financial or other professional advisors of any of the Obligors.
1.Pursuant to an engagement letter dated as of June 10, 2024, and an engagement letter dated as of February 23, 2022 incorporated by reference therein (as amended September 26, 2022), the Sponsor has committed to paying Centerview Partners LLC a financing fee equal to 1.5% of the value of the Loan (i.e., $7,125,000), upon the earlier of (a) one business day after the consummation of the First Advance of the Loan and (b) December 15, 2025.
(e) Contracts or agreements, or loan commitments, between a Borrower Entity and any Affiliate.
Inter-Company Agreements
1.“Tier One” Intellectual Property License Agreement, dated as of July 1, 2023, by and between Li-Cycle Corp. and Li-Cycle U.S. Inc.
2.“Tier Two” Intellectual Property Sub-Licensing Agreement, dated as of July 1, 2023, by and between Li-Cycle U.S. Inc. and Li-Cycle Inc.
3.“Tier Two” Intellectual Property Sub-Licensing Agreement, dated as of July 1, 2023, by and between Li-Cycle U.S. Inc. and Li-Cycle North America Hub, Inc.
4.“Tier Two” Intellectual Property Sub-Licensing Agreement, dated as of July 1, 2023, by and between Li-Cycle U.S. Inc. and Li-Cycle Americas Corp.
5.Incentive Award Recharge Agreement, dated as of January 1, 2023, by and between Li-Cycle Holdings Corp. and each of its direct or indirect subsidiaries (including each of the Borrower Entities)
6.Master Inter-Company Services Agreement, dated as of July 1, 2023, by and between Li-Cycle Holdings Corp., Li-Cycle Corp., Li-Cycle U.S. Inc., Li-Cycle Europe AG and Li-Cycle APAC Pte Ltd.
7.Amended and Restated Regional Support Services Agreement – Americas, dated as of July 1, 2023, by and between Li-Cycle U.S. Inc., Li-Cycle Inc., Li-Cycle North America Hub, Inc. and Li-Cycle Americas Corp.
8.Battery Feedstock Processing Services Agreement, dated as of July 1, 2023, by and between Li-Cycle U.S. Inc. and Li-Cycle Inc.
9.Battery Feedstock Processing Services Agreement, dated as of July 1, 2023, by and between Li-Cycle U.S. Inc. and Li-Cycle Americas Corp.
10.Black Mass Processing Agreement, dated as of July 1, 2023, by and between Li-Cycle U.S. Inc. and Li-Cycle North America Hub, Inc.
11.Import-Export Authorizing Agreement, dated as of July 1, 2023, by and between Li-Cycle U.S. Inc., Li-Cycle Inc. and Li-Cycle Americas Corp.

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12.Export Agreement for Hazardous Recyclable Material, dated as of July 1, 2023, by and between Li-Cycle Americas Corp. and Li-Cycle Inc.
Glencore Commercial Contracts
13.the Black Mass Sourcing Agreement, dated May 31, 2022, among Glencore, Sponsor, Borrower, Li-Cycle Europe AG, and Li-Cycle APAC Pte. Ltd.;
14.the Amended and Restated Global Feed Sourcing Agreement, dated May 31, 2022, between Glencore, Sponsor, Borrower, Li-Cycle Europe AG, and Li-Cycle APAC Pte. Ltd. (as amended by Joinder Agreement dated July 1, 2023);
15.the Sulfuric Acid Supply Agreement, dated May 31, 2022, among Glencore, Norfalco LLC, Norfalco Sales, a division of Glencore Agent, Sponsor and HubCo;
16.the Amended and Restated Master Commercial Agreement, dated October 30, 2024, among Glencore, Sponsor, Borrower, Li-Cycle Europe AG, and Li-Cycle APAC Pte. Ltd.;
17.the Black Mass Offtake Agreement, dated May 31, 2022, among Glencore, Sponsor, Borrower (as assignee of Parent), Li-Cycle Europe AG, and Li-Cycle APAC Pte. Ltd.;
18.the End Products Offtake Agreement, dated May 31, 2022, among Glencore, Sponsor, Borrower (as assignee of Parent), Li-Cycle Europe AG and Li-Cycle APAC Pte. Ltd.;
19.the Amended & Restated By-Products Offtake Agreement, dated October 30, 2024, among Glenore, Sponsor, Borrower, Li-Cycle Europe AG, and Li-Cycle APAC Pte. Ltd.;
20.North America Black Mass and Refined Products Allocation Agreement, dated March 25, 2024, among the Sponsor, Borrower, SpokeCo, HubCo, Traxys and Glencore;
Glencore Financing Documents
21.Note Guaranty dated March 25, 2024, by and among Li-Cycle Corp., Li-Cycle Americas Corp., Borrower, SpokeCo, HubCo and Glencore Agent as Collateral Agent (incorporated by reference to Exhibit 4.11 to the Company’s Form 8-K (File No. 001-40733) filed with the SEC on March 25, 2024); and
22.U.S. Pledge and Security Agreement dated March 25, 2024 by and among Borrower, SpokeCo, HubCo and Glencore Agent as Collateral Agent (incorporated by reference to Exhibit 10.3 to the Company’s Form 8-K (File No. 001-40733) filed with the SEC on March 25, 2024).
23.The Glencore A&R Note Documents.
Other Glencore Documents – To be entered into after Effective Date, in accordance with the Financing Documents
24.the Glencore DA;
25.Glencore Amendment;
26.Glencore Guaranty; and
27.Glencore Subordination Agreement.

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